                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   March 9, 1998
                                                    -------------



                              BOSTON LIFE SCIENCES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                          0-6533               87-0277826
---------------------------------          ------     ------------------------------------

(State or other jurisdiction of         (Commission   (I.R.S. Employer Identification No.)
  incorporation or organization)          File No.)

31 Newbury Street, Suite 300
Boston, Massachusetts                                            02116
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(Address of principal executive offices)                        Zip Code


Registrant's telephone number, including area code  (617)  425-0200
                                                    ---------------
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Item 5.  Other Events.
         -------------

Boston Life Sciences, Inc. announced it had licensed from Harvard University the rights to a recently discovered gene that controls apoptosis, or programmed cell death, in T-cells. The discovery of this gene, termed BCLx-gamma, was published in the journal Immunity. According to the article, when BCLx-gamma is turned on following T-cell activation, the T-cells undergo clonal expansion and survive to fulfill their immune function. If however, BCLx-gamma is not turned on following T-cell activation, the T-cells apoptose, and no immune reaction occurs. Thus, it appears that activation of BCLx-gamma is necessary for an effective and prolonged T-cell response.

The Company believes that the discovery is of great significance in the understanding of T-cell mediated diseases, particularly autoimmune disease, and hopes to develop a screen to identify compounds that work to inhibit BCLx-gamma and therefore eliminate the T-cells that are activated in autoimmune diseases.

In addition to the licensing of this technology, the Company also provided the following product development update:

The results of the recently completed Phase III trial of Therafectin has been submitted to a peer review journal for possible publication. The Company plans to file an amendment to the current Therafectin NDA in the near future seeking marketing approval for the drug. Discussions concerning the manufacture, marketing and distribution of Therafectin have been initiated with a number of large pharmaceutical firms;

The Company is currently able to produce sufficient quantities of active recombinant Troponin under GMP conditions to enable the initiation of human clinical trials. The Company is presently conducting more extensive preclinical efficacy studies to support the filing of an Investigational New Drug Application (IND) for the treatment of solid tumors. Studies are also being conducted at the Scheppens Eye Institute and Yale University pertaining to ophthalmic indications;

Discussions are underway with a number of pharmaceutical companies regarding the establishment of an R&D collaboration to identify compounds that inhibit C-Maf, the Company's T-cell switch factor. Such compounds could have therapeutic applications in allergies and asthma;

The Company expects four articles to be published in the upcoming issue of the neurological journal Synapse, pertaining to the Company's Parkinson's Disease diagnostic agent, Altropane.

BLSI is developing novel treatments for cancer, autoimmune diseases, and central nervous system disorders.

Item 7.  Exhibits.
         --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1           Press Release, dated March 9, 1998.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                             BOSTON LIFE SCIENCES, INC.

Dated: March 11, 1998        By:/s/ Joseph Hernon
                                -----------------
                                Joseph Hernon
                                Chief Financial Officer
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                           BOSTON LIFE SCIENCES, INC.

                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                           Page(s)
-----------                                                           -------

99.1                Press Release, dated March 9, 1998                  5-6